                                                                     Exhibit 4.1
                                                                     -----------
Countersigned and Registered:
NORWEST BANK MINNESOTA, N.A.
Transfer Agent and Registrar
BY

     AUTHORIZED SIGNATURE


  NUMBER                                                           SHARES

                                                            SEE REVERSE SIDE FOR
                       INTEG INCORPORATED [LOGO]             CERTAIN DEFINITIONS
          INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA
THIS CERTIFIES THAT                                            CUSIP 458100 10 4


is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF
                              INTEG INCORPORATED

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

    WITNESS the fascimile signatures of the Corporation's duly authorized officers.

Dated:

               SECRETARY                            PRESIDENT AND
                                               CHIEF EXECUTIVE OFFICER


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THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER UPON REQUEST A
FULL STATEMENT OF (1) THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES OF STOCK AUTHORIZED TO BE ISSUED BY THE CORPORATION, SO FAR AS THEY HAVE BEEN DETERMINED, AND (2) THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES OF STOCK.

                    --------------------------------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
   TEN COM        --as tenants in common  UTMA--
                                           ..............Custodian..............

                                                         (Cust)        (Minor)
   TEN ENT        --as tenants by entireties under Uniform Transfer to Minors
   JT TEN         --as joint tenants with right of survivorship and not as
                     tenants in common

                                                       Act..........
                                                       (State)
                  Additional abbreviations may also be used though not in the above list.

For value received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER
  IDENTIFYING NUMBER OF
        ASSIGNEE
                             --------------------------------------------------

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  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
  ASSIGNEE

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                                                     Shares of the capital stock
----------------------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises.

Dated

                                    -------------------------------------------
                                    -------------------------------------------
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE GUARANTEED